UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2024

BRAND ENGAGEMENT NETWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40130	98-1574798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

145 E. Snow King Ave

PO Box 1045

Jackson, WY 32001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 810-7422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BNAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BNAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Brand Engagement Network Inc., a Delaware corporation (the “Company”) to amend its Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on July 5, 2024 (the “Original Filing”), solely to provide the number of fully-vested restricted shares awarded to Michael Zacharski, which such amount was not previously determinable at the time of the Original Filing. This Amendment does not otherwise amend, update, or change any other disclosure contained in the Original Filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Original Filing, the Company and Mr. Zacharski entered into a Second Amendment to that certain Employment Agreement, dated March 14, 2024 (the “Employment Agreement Amendment”) to amend, among other things, the terms of the cash bonus Mr. Zacharski was entitled to receive upon the successful closing of the Company’s initial business combination. Under the Employment Agreement Amendment, the Company issued to Mr. Zacharski 78,222 shares of fully vested restricted stock (the “Equity Grant”), calculated using a trailing 5-trading day average of the Company’s Common Stock ending on, and including, the date of grant of $3.196. The Equity Grant is subject to the terms and conditions of the Brand Engagement Network Inc. 2023 Long-Term Incentive Plan and an award agreement between the Company and Mr. Zacharski, which provides that the restricted stock underlying the Equity Grant shall not be subject to either forfeiture or a Restriction Period (as defined in the Brand Engagement Network Inc. 2023 Long-Term Incentive Plan). The terms of the award agreement are substantially the same as the terms of the Form of Restricted Stock Award Agreement filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.

A copy of the Employment Agreement is attached as Exhibit 10.1 to this Amendment and incorporated by reference herein.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Second Amendment to Employment Agreement, by and between Brand Engagement Network Inc. and Michael Zacharski, dated June 28, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAND ENGAGEMENT NETWORK INC.

By:	/s/ Paul Chang
Name:	Paul Chang
Title:	Co-Chief Executive Officer

Dated: July 11, 2024